                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 4, 2001



Commission     Registrant; State of Incorporation;       IRS Employer
File Number       Address; and Telephone Number       Identification No.


1-16169             EXELON CORPORATION                    23-2990190
                  (a Pennsylvania corporation)
                  37th Floor, 10 South Dearborn Street
                  Post Office Box A-3005
                  Chicago, Illinois 60690-3005
                  312/394-4321
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Item 5.  Other Events.

Set forth below is the text of the slides used during Salomon Smith Barney's Global Power & Merchant Energy Conference which was held in New York City on April 3 and 4, 2001. Exelon Corporation was scheduled to present this material on Wednesday April 4, 2001.

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon Corporation. The following factors, among others, could cause actual results to differ materially from those described herein: economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally. More detailed information about those factors is set forth in the joint proxy statement/ prospectus regarding the merger and in the PECO Energy, Unicom Corporation and Exelon Corporation reports filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon Corporation does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.
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EXHIBIT INDEX

Exhibit
Number                  Description of Exhibit


1.      None

2.      None

4.      None

16.     None

17.     None

20.     None

23.     None

24.     None

27.     None

99. Exelon slide presentation at Salomon Smith Barney's Global Power and Merchant Energy Conference

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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                                      Exelon Corporation
                                         (Registrant)


Date: April 4, 2001                   By:     /s/ Ruth Ann M. Gillis
                                              ------------------------
                                      Ruth Ann M. Gillis
                                      Senior VP & CFO